Goodwill	12 Months Ended
Dec. 31, 2022
Intangible Assets [Abstract]
Goodwill

Note 22	Goodwill
The following table provides details about the changes in the carrying amounts of goodwill for the years ended December 31, 2022 and 2021. BCE’s groups of CGUs for purposes of goodwill impairment testing correspond to our reporting segments.

	NOTE	BELL WIRELESS	BELL WIRELINE	BELL MEDIA	BCE

Balance at January 1, 2021		3,046	4,612	2,946	10,604
Acquisitions and other		—	(26)	—	(26)
Reclassified to assets held for sale	16	—	(6)	—	(6)
Balance at December 31, 2021		3,046	4,580	2,946	10,572
Acquisitions and other	4	—	334	—	334
Balance at December 31, 2022		3,046	4,914	2,946	10,906

Impairment testing
As described in Note 2, Significant accounting policies, goodwill is tested annually for impairment or when there is an indication that goodwill may be impaired, by comparing the carrying value of a CGU or group of CGUs to the recoverable amount, where the recoverable amount is the higher of fair value less costs of disposal or value in use.

RECOVERABLE AMOUNT

The recoverable amount for each of the Bell Wireless and Bell Wireline group of CGUs is its value in use. The recoverable amount for the Bell Media group of CGUs is its fair value less costs of disposal.

The recoverable amount for our groups of CGUs is determined by discounting five-year cash flow projections derived from business plans reviewed by senior management. The projections reflect management’s expectations of revenue, adjusted EBITDA, capital expenditures, working capital and operating cash flows, based on past experience and future expectations of operating performance, including any impact from rising interest rates and inflation. Revenue and cost projections for the Bell Media group of CGUs also reflect market participant assumptions.

Cash flows beyond the five-year period are extrapolated using perpetuity growth rates. None of the perpetuity growth rates exceeds the long-term historical growth rates for the markets in which we operate.

The discount rates are applied to the cash flow projections and are derived from the weighted average cost of capital for each CGU or group of CGUs, including any impact from rising interest rates.
The following table shows the key assumptions used to estimate the recoverable amounts of our groups of CGUs.

	ASSUMPTIONS USED
	PERPETUITY	DISCOUNT
GROUPS OF CGUs	GROWTH RATE	RATE
Bell Wireless	0.8%	9.1%
Bell Wireline	1.0%	6.0%
Bell Media	0.9%	9.6%
The recoverable amounts determined in a prior year for the Bell Wireless and Bell Wireline groups of CGUs exceed their corresponding current carrying values by a substantial margin and have been carried forward and used in the impairment test for the current year. We believe that any reasonable possible change in the key assumptions on which the estimates of recoverable amounts of the Bell Wireless and Bell Wireline groups of CGUs are based would not cause their carrying amounts to exceed their recoverable amounts.
For the Bell Media group of CGUs, a decrease of (0.9%) in the perpetuity growth rate or an increase of 0.6% in the discount rate would have resulted in its recoverable amount being equal to its carrying value.